SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRIANGLE PETROLEUM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRIANGLE PETROLEUM CORPORATION
Suite 1110, 521-3rd Avenue SW
Calgary, Alberta
Canada T2P 3T3
(403) 262-4471

TO THE STOCKHOLDERS OF TRIANGLE PETROLEUM CORPORATION

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Triangle Petroleum Corporation, a Nevada corporation (the "Company" or "Triangle"), will be held at * (New York time), on *, 2006 at *, for the following purposes:

1. To elect four (4) directors of the Company to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To amend the Company's articles of incorporation to authorize the creation of 5,000,000 shares of blank check preferred stock;

3. To ratify the selection of Manning Elliott as our independent registered public accounting firm for the fiscal year ending January 31, 2006;

4. To adopt the Company’s 2005 Stock Incentive Plan; and

5. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on * are entitled to notice of and to vote at the annual meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

We previously called our annual general meeting for February 7, 2006. That meeting was adjourned for lack of a quorum. If you previously submitted a proxy for voting at that meeting, you will need to submit a new proxy for this meeting.

By Order of the Board of Directors,

/s/ MARK GUSTAFSON
Mark Gustafson
Chairman of the Board

Calgary, Alberta, Canada
February 24, 2006

TRIANGLE PETROLEUM CORPORATION
Suite 1110, 521-3rd Avenue SW
Calgary, Alberta
Canada T2P 3T3
403-262-4471

PROXY STATEMENT FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our *, 2006 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about *, 2006. Our annual report is not a part of this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

*, 2006, * A.M. New York time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at *.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect four directors to serve until the 2007 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. AMENDMENT OF THE ARTICLES OF INCORPORATION TO CREATE 5,000,000 SHARES OF BLANK CHECK PREFERRED STOCK. To consider adopting the amendment to the Articles of Incorporation that would create 5,000,000 shares of blank check preferred stock;

3. RATIFICATION OF AUDITORS. To ratify the selection of Manning Elliott as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2006;

4. ADOPTION OF 2005 STOCK INCENTIVE PLAN. To adopt the 2005 Stock Incentive Plan; and

5. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on *, 2006 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On *, 2006, there were * shares of our common stock outstanding and entitled to vote at the Stockholders Meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENT OF THE ARTICLES OF INCORPORATION, THE RATIFICATION OF THE APPOINTMENT OF MANNING ELLIOTT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND THE ADOPTION OF THE 2005 STOCK INCENTIVE PLAN.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For each item of business, you may vote “FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

•  "FOR" the election of all of our nominees for directors;

•  “FOR” the amendment of the Company’s Articles of Incorporation to create 5,000,000 shares of blank check preferred stock;

•  "FOR" the ratification of Manning Elliott as our independent registered public accounting firm; and

•  “FOR” the adoption of our 2005 Stock Incentive Plan.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at Suite 1110, 521-3 Ave. SW, Calgary, Alberta, Canada, T2P 3T3.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

HOW MANY VOTES ARE REQUIRED?

•  Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

•  The proposal to amend the Articles of Incorporation to create 5,000,000 shares of blank check preferred stock will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation.

•  The ratification of the director's selection of Manning Elliott as the Company's independent registered public accounting firm will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

•  The adoption of the 2005 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING DUE?

Any stockholder proposals for the 2007 annual meeting must be received by us, directed to the attention of the Company's secretary, Mr. Mark Gustafson, Triangle Petroleum Corporation, Suite 1110, 521-3 Ave. SW, Calgary, Alberta, Canada, T2P 3T3 no later than June 30, 2006. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

PROPOSAL 1: ELECTION OF DIRECTORS
(ITEM 1 ON THE PROXY CARD)

At the Meeting, four (4) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Gustafson, Hietala, Carlson and Holditch (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Mark Gustafson has been our President since May 16, 2005 and a Director since May 2005. Since January 2006, Mr. Gustafson has been the Chairman and a director of Torrent Energy Corporation, an Oregon based coal bed methane exploration and development company. Between September 2004 and December 2005, Mr. Gustafson was the President and Chief Executive Officer of Torrent Energy Corporation. Mr. Gustafson spends approximately half of his time working for Triangle Petroleum and the other half of his time on Torrent Energy and other projects. Between April 1999 and August 2004, Mr. Gustafson was President of MGG Consulting, a private consulting firm. While at MGG Consulting, Mr. Gustafson provided consulting services to investment banks, oil and gas companies, and was a consultant Chief Financial Officer to several private companies. From August 1997 until March 1999, Mr. Gustafson was the President, Chief Executive Officer and a Director of Total Energy Services Ltd., a Calgary-based oilfield rental and gas compression company. Mr. Gustafson is a chartered accountant and received a bachelor’s degree in business administration from Wilfrid Laurier University in 1981.

Ron W. Hietala has been a director of Triangle Petroleum Corporation since June 2005. On June 28, 2005, Mr. Hietala was appointed President and Director of Elmworth Energy Corporation, Triangle's wholly owned Alberta-based subsidiary. Elmworth Energy Corporation is the operating company that will carry out all oil and gas exploration and development activities in Canada for Triangle. In October 2005, Mr. Hietala was appointed President and Director of Triangle USA Petroleum Corporation, Triangle's wholly owned Colorado-based subsidiary. Triangle USA Petroleum Corporation is the operating company that will carry out all oil and gas exploration and development activities in the United States for Triangle. From March 2004 to June 2005, Mr. Hietala served as the President of Golden Eagle Energy Ltd., a private company focused on developing low to medium risk production in west central Alberta. Since 1995, Mr. Hietala has been the President and co-founder of Petro-Hunt Oil and Gas Ltd., a private company focused on providing business and technical evaluation expertise to non-industry operating partners. Mr. Hietala entered the oil and gas business in 1973 with Imperial Oil Limited as a petrophysicist. During the period of 1973 to 1976 Mr. Hietala was involved with Imperial’s Western Canadian exploration and development programs including the active programs of the northern Mackenzie Delta. An active role was taken to develop an understanding of the reservoir production characteristics in the large production base at Imperial Oil. Mr. Hietala joined Canadian Hunter Exploration Limited 1977 in the capacity of petrophysicist and reservoir evaluation specialist. He was a team contributor to the multitude of discoveries made by Canadian Hunter Exploration Ltd. in Alberta, British Columbia and Saskatchewan.

John D. Carlson has been a director of Triangle Petroleum Corporation since June 2005. Since January 2006, Mr. Carlson has been the President and Chief Executive Officer of Torrent Energy Corporation, an Oregon based coal bed methane exploration and development company. Since August 2004, Mr. Carlson has been a director of Torrent Energy Corporation. Since March 2005, Mr. Carlson has been chief operating officer of Methane Energy Corp., a wholly owned subsidiary corporation of Torrent Energy Corporation. Methane Energy Corp. is engaged in the business of coalbed methane exploration. From February 2004 to July 2004, Mr. Carlson was the President and a Director of Pacific Rodera Ventures Inc., a Calgary-based oil and gas exploration and development company. From September 2003 to January, 2004, Mr. Carlson was the Vice President of Operations for Pacific Rodera Ventures Inc. From September 2001 until December 2003, Mr. Carlson was the President of Samson Oil and Gas Inc., a Hobbema, Alberta-based oil and gas exploration and development company. Between January 2001 and August 2001, Mr. Carlson was the General Manager of Samson Oil and Gas Inc., a Hobbema, Alberta-based oil and gas exploration and development company. Between 1984 and 2000, Mr. Carlson was an Associate and Senior Petroleum Engineer for Sproule Associates, Ltd. Mr. Carlson is a registered professional engineer and received a bachelor of science degree in civil engineering from the University of Calgary in 1977.

Stephen A. Holditch has been a director of Triangle Petroleum Corporation since February 2006. Since January 2004, Mr. Holditch has been the Head of the Department of Petroleum Engineering at Texas A&M University. Since 1976 through the present, Mr. Holditch has been a faculty member at Texas A&M University, as an Assistant Professor, Associate Professor, Professor and Professor Emeritus. Since its founding in 1977 until 1997, when it was acquired by Schlumberger Technology Corporation, Mr. Holditch was the Founder and President of S.A. Holditch & Associates, Inc., a petroleum technology providing analysis of low permeability gas reservoirs and designing hydraulic fracture treatments. Mr. Holditch previously worked for Shell Oil Company and Pan American Petroleum Corporation. Mr. Holditch is a registered professional engineer in Texas, has received numerous honors, awards and recognitions and has authored or co-authored over 100 publications on the oil and gas industry. Mr. Holditch received his B.S., M.S. and Ph.D. in Petroleum Engineering from Texas A&M University in 1969, 1970 and 1976, respectively.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Nevada law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of Triangle, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2005 BOARD MEETINGS

During the fiscal year ended January 31, 2005, the board did not meet, however, the board took action twice by unanimous written consent.

BOARD COMMITTEES

The Board does not have any standing committees. As our stock is currently quoted on the Over-the-Counter Bulletin Board, we are not required to have any standing committees. In addition, we have a limited board that allows all board members to participate in the functions ascribed to the standing committees. Our Board of Directors intend to continually evaluate the need for an Audit, Nominating and/or Compensation Committees.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO
AMEND THE COMPANY’S ARTICLES OF INCORPORATION
TO AUTHORIZE THE CREATION OF 5,000,000 SHARES
OF “BLANK CHECK” PREFERRED STOCK
(ITEM 2 ON THE PROXY CARD)

On February 23, 2006, the Board of Directors authorized an amendment to the Company’s Articles of Incorporation to authorize the creation of 5,000,000 shares of “blank check” preferred stock. Subject to shareholder approval, Article IV would be amended to read as follows and would be filed with the Nevada Secretary of State:

“THIRD: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.00001. The second class of stock shall be Preferred Stock, par value $0.00001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares

Common	$0.00001	100,000,000
Preferred	$0.00001	5,000,000

Totals:		105,000,000

The proposed amendment to the Company’s Articles of Incorporation will create 5,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company’s Articles of Incorporation, attached as Exhibit "A" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Articles of Incorporation as set forth in Exhibit "A."

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company's Certificate of Amendment to the Articles of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Articles of Incorporation would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

The amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Company has no present plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE THE CREATION OF 5,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(ITEM 3 ON THE PROXY CARD)

The Board of Directors has appointed the firm of Manning Elliott as the independent registered public accounting firm of the Company for the year ending January 31, 2006, subject to ratification of the appointment by the Company's stockholders. A representative of Manning Elliott is not expected to attend the annual meeting.

The Company does not have an audit committee.

Review of the Company's audited financial statements for the fiscal year ended January 31, 2005

The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Board of Directors approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended January 31, 2005, for filing with the Securities and Exchange Commission.

Audit Fees

The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended January 31, 2005 and 2004, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $7,000 and $0, respectively.

Audit-Related Fees

Our independent registered public accounting firm did not bill the Company for any other audit-related work during fiscal years ended January 31, 2005 or 2004.

Tax Fees

Our independent registered public accounting firm did not bill the Company for tax related work during fiscal years ended January 31, 2005 or 2004.

All Other Fees

Our independent registered public accounting firm did not bill the Company for other services during fiscal years ended January 31, 2005 or 2004.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MANNING ELLIOTT AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JANUARY 31, 2006.

PROPOSAL NO. 4
APPROVAL OF THE 2005 STOCK INCENTIVE PLAN
(ITEM 4 ON THE PROXY CARD)

At the Annual Meeting, the Company's stockholders are being asked to approve the 2005 Stock Incentive Plan (the "2005 Incentive Plan") and to authorize 2,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2005 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices at Suite 1110, 521-3 Ave. SW, Calgary, Alberta, Canada, T2P 3T3.

General

The 2005 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 2,000,000 shares of Common Stock for issuance under the 2005 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2005 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2005 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2005 Incentive Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2005 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2005 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2005 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2005 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

Under the 2005 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2005 Incentive Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2005 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2005 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2005 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2005 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2005 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2005 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2005 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2005 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2005 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2005 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Stock Option Plans

At the end of our last fiscal year ended January 31, 2005, we did not have stock option plans. On August 5, 2005, our Board of Directors adopted our 2005 Incentive Stock Plan, reserved 2,000,000 shares of common stock to be issued pursuant to the plan. As of February 23, 2006, 1,530,000 options were granted as follows:

Name and Position	Number of Units

Steve Holditch - Director/Consultant	400,000
Aly Musani - Chief Financial Officer	200,000
Mac Jervey - Consultant	200,000
Art Bowman - Consultant	200,000
Neil McPherson - Consultant	200,000
Larry Smith - Consultant	100,000
Clarence Campbell - Consultant	100,000
Anita Livingstone - Employee	50,000
Tom Davis - Consultant	20,000
Amos Nur - Consultant	20,000
Lucien Celli - Consultant	20,000
Rick Bartlett - Consultant	20,000

Executives as a Group (1 person)	200,000

Non-Executive Directors as a Group (1 person)	400,000

Non-Executive Officer Employees and Consultants as a Group (10 persons)	930,000

Equity Compensation Plan Information

The following table sets forth certain information about the common stock that may be issued upon the exercise of options, warrants and rights under all of the existing equity compensation plans as of February 23, 2006.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)

Equity compensation plans approved by shareholders	—	—	—
Equity compensation plans not approved by shareholders	1,530,000	$3.47	470,000
Total	1,530,000	$3.47	470,000

Required Vote

The approval of the 2005 Incentive Plan and the reservation of 2,000,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

The proxy holders intend to vote the shares represented by proxies to approve, the 2005 Stock Incentive Plan.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 STOCK INCENTIVE PLAN.

BENEFICIAL OWNERSHIP OF TRIANGLE COMMON STOCK OF PRINCIPAL
STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of February 23, 2006

•	by each person who is known by us to beneficially own more than 5% of our common stock;
•	by each of our officers and directors; and
•	by all of our officers and directors as a group.

		NUMBER OF		PERCENTAGE OF
NAME AND ADDRESS OF OWNER	TITLE OF CLASS	SHARES OWNED (1)		CLASS OWNED (2)

Mark Gustafson	Common Stock	2,500,000		13.03%
10691 Rosecroft Crescent
Richmond, BC V7A 2H9 Canada

Aly Musani	Common Stock	100,000	(3)	*
3436 6th Street SW
Calgary, Alberta T2M QM4 Canada

John D. Carlson	Common Stock	1,500,000		7.82%
Box 13, Site 8, RR 1
Priddis, Alberta, T0L 1W0 Canada

Ron W. Hietala	Common Stock	2,000,000		10.43%
86 Bearspaw View NW
Calgary, Alberta T3R 1A4 Canada

Stephen A. Holditch	Common Stock	120,000	(3)	*
8600 Rosewood Drive
College Station, Texas 77845

All Officers and Directors	Common Stock	6,220,000	(4)	32.06%
As a Group (5 persons)

* Less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of February 23, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Based upon 19,182,530 shares issued and outstanding on February 23, 2006.

(3) Represents shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

(4) Includes 220,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more then 10 percent of the Company’s Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2005. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended January 31, 2005, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer’s compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending January 31, 2005, 2004 and 2003 exceeded $100,000:
SUMMARY COMPENSATION TABLE
					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Fiscal Year	Annual Salary ($)	Annual Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Sergei Stetsenko, President	2005	0	0	0	0	0	0	0
	2004	0	0	0	0	0	0	0
	2003	0	0	0	0	0	0	0

Employment Agreement s

Aly Musani

We have entered into an employment agreement with Aly Musani to serve as our Chief Financial Officer and as Chief Financial Officer for Elmworth Energy Corporation, our wholly-owned subsidiary. Pursuant to the agreement, Mr. Musani receives an annual salary of $120,000. In addition, Mr. Musani is entitled to receive an annual bonus based upon mutually agreed upon targets. Additionally, Mr. Musani received 50,000 stock options upon execution of the agreement and will receive 50,000 options in April 2006, October 2006 and April 2007.

Option/SAR Grants in Last Fiscal Year

None.

Remuneration of Directors

None.

Stock Option Plans

On August 5, 2005, our Board of Directors approved a 2005 Incentive Stock Plan, which will provide 2,000,000 shares of common stock to be issued pursuant to stock options or stock grants. The stock option plan is administered directly by our board of directors.

Subject to the provisions of the stock option plan, the board will determine who shall receive stock options and stock grants, the number of shares of common stock that may be purchased under the options or the number of shares of common stock granted, the time and manner of exercise of options and exercise prices.

As of February 23, 2006, we have issued options to purchase 1,530,000 shares of our common stock pursuant to our Incentive Stock Plan and 470,000 shares of common stock are eligible to be issued pursuant to the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 10% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

On June 2, 2005, Triangle Petroleum Corporation entered into agreements with Ron W. Hietala and Ron Kinniburgh, pursuant to which Mr. Hietala and Mr. Kinniburgh each purchased 2,000,000 shares of our common, for which each paid $20,000. The securities were issued in a private placement transaction pursuant to Regulation S under the Securities Act of 1933, as amended. Mr. Hietala is a shareholder and beneficial owner of Triangle Petroleum Corporation. Mr. Kinniburgh is a beneficial owner of Triangle Petroleum Corporation. On June 30, 2005, we entered into an agreement with Mr. Kinniburgh, pursuant to which Mr. Kinniburgh agreed to return the 2,000,000 shares of common stock to us in exchange for the return of his original purchase price of $20,000.

On June 2, 2005, John D. Carlson purchased 1,500,000 shares of our common stock from Mark Gustafson in a private transaction. Mr. Carlson and Mr. Gustafson are both directors and beneficial owners of Triangle Petroleum Corporation.

On May 12, 2005, Sergei Stetsenko, our then president and member of the board of directors returned 34,300,000 shares of our common stock to us. The shares were returned as a result of a preliminary report issued in connection with our mining property that reflected that there was no mineralized material located on the property.

On May 12, 2005, Mark Gustafson purchased 4,000,000 restricted shares of our common stock from us in consideration of $40,000 in cash.

On January 19, 2006, we paid $30,000 Cndn (approximately $26,023 US based on current exchange rates) to Petro Hunt Oil & Gas Ltd., a company in which Ron Hietala, one of our directors, is the President and beneficial owner.

ANNUAL REPORT ON FORM 10-KSB

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 31, 2005, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors

By:	/s/ MARK GUSTAFSON
Mark Gustafson
Chairman of the Board

Dated: February 24, 2006 Calgary, Alberta, Canada

EXHIBIT A

CERTIFICATE OF AMENDMENT TO THE

ARTICLES OF INCORPORATION

OF

TRIANGLE PETROLEUM CORPORATION

The undersigned, President of Triangle Petroleum Corporation (the “Corporation”), does hereby certify as follows:

FIRST: The name of the corporation is:

TRIANGLE PETROLEUM CORPORATION

SECOND: The articles of incorporation of the Corporation is hereby amended by replacing Article Third, in its entirety, with the following:

“THIRD: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.00001. The second class of stock shall be Preferred Stock, par value $0.00001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares

Common	$0.00001	100,000,000
Preferred	$0.00001	5,000,000

Totals:		105,000,000

THIRD:  The amendment of the articles of incorporation herein certified has been duly adopted at a meeting of the Corporation’s Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Section 78.320 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Mark Gustafson, its President, this ___ day of ________, 2006.

TRIANGLE PETROLEUM CORPORATION

Mark Gustafson
President

PROXY
TRIANGLE PETROLEUM CORPORATION
ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
*, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints MARK GUSTAFSON and ALY MUSANI and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on *, 2006, at *, local time, at *, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1) The election as directors of all nominees listed below to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

Nominees:
01) Mark Gustafson	02) John D. Carlson	03) Ron W. Hietala
04) Stephen A. Holditch

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Amending the Articles of Incorporation to authorize the creation of 5,000,000 shares of “blank check” preferred stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal (3) Ratification of the appointment of Manning Elliott as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2006.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal (4) Adopting the 2005 Stock Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2), (3) and (4). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended January 31, 2005.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box)  [________________________________] DATE: _______, 2006

Signature (Joint owners)    [________________________________] DATE: _______, 2006